UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 18, 2023
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 18, 2023.

(b) There were 45,189,875 shares of stock outstanding eligible to be voted at the Annual Meeting, of which 33,745,829 shares of stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. At the Annual Meeting, the stockholders of the Company: (1) elected each of two directors to a three-year term; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023; (3) approved, in a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers (the “Say on Pay Vote”); (4) recommended, in a non-binding advisory vote, that future stockholder votes on the compensation paid by the Company to its Named Executive Officers be held every year; and (5) approved an amendment to our Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 2,755,000 shares. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2023. The final results of the voting at the Annual Meeting were as follows:

Proposal 1 - Election of Directors

The individuals named below were elected at the Annual Meeting as Class III members of the Board of Directors, to serve for a term of three years ending in 2026, by the following vote:

Name	For	Withheld	Broker Non-Votes
Allison H. Abraham	22,569,847	2,011,386	9,164,596
William B. Nettles, Jr.	24,005,360	575,873	9,164,596

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
32,490,927	1,132,680	122,222	0

Proposal 3 – Say on Pay Vote

The Board’s proposal for stockholders to support the compensation paid by the Company to its Named Executive Officers (the “Say on Pay Vote”) was approved by the stockholders by the following non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes
23,000,054	1,521,742	59,437	9,164,596

Proposal 4 – Say on Frequency Vote

The stockholders approved the Board’s recommendation of “every year” in the non-binding advisory vote on the frequency of future Say on Pay Votes (the “Say on Frequency Vote”) by voting as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
23,985,511	62,333	403,301	130,088	9,164,596

Proposal 5 – Approval of an Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan

The Board’s proposal to approve an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 2,755,000 shares was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
21,738,538	2,757,746	84,949	9,164,596

(c) Not applicable.

(d) After considering the outcome of the advisory vote described in Proposal 4 under Item 5.07(b) above, and consistent with the Board of Directors’ recommendation, the Board of Directors determined to follow the recommendation of the stockholders by holding the advisory vote on the compensation of executives every year until the next required vote on the frequency of advisory votes on the compensation of executives.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Overstock.com, Inc. Amended and Restated 2005 Equity Incentive Plan
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	May 23, 2023

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